UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of November 1, 2005, providing for the issuance of

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6,

Mortgage Pass-Through Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 30, 2005, a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Mortgage Pass-Through Certificates, were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), among Deutsche Alt-A Securities, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and securities administrator and HSBC Bank USA, National Association as trustee (the “Trustee”).

On December 22, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Loans, as defined in the Agreement, with an aggregate stated principal balance equal to $14,518,646.56 with funds on deposit in the pre-funding account established pursuant to the Agreement at a purchase price equal to the aggregate principal balance thereof, which Subsequent Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 22, 2005 (the “Instrument”), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Subsequent Transfer Instrument.

Section 8 - Other Events

Item 8.01 Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, first lien, fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). After the Subsequent Transfer Date, as defined in the Agreement, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Loans having an aggregate stated principal balance of approximately $14,518,646.56.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.	Description
4.2	Subsequent Transfer Instrument, dated as December 22, 2005 between Deutsche Alt-A Securities, Inc. as seller and HSBC Bank USA, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2005

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

By:	/s/ Adam Yarnold
Name:	Adam Yarnold
Title:	Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

4.2	Subsequent Transfer Instrument, dated as December 22, 2005 between Deutsche Alt-A Securities, Inc. as seller and HSBC Bank USA, National Association, as trustee.